UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011 (October 31, 2011)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                             Material Modifications to Rights of Security Holders

On October 31, 2011, CubeSmart (the “Company”) filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary (the “Articles Supplementary”) to the Company’s Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), classifying and designating 3,220,000 of the Company’s authorized preferred shares of beneficial interest, $.01 par value per share, as 7.75% Series A cumulative redeemable preferred shares of beneficial interest, $.01 par value per share (the “Series A Preferred Shares”).  A copy of the Articles Supplementary was filed as Exhibit 3.3 to the Company’s registration statement on Form 8-A, filed on October 31, 2011, and is incorporated herein by reference.

As set forth in the Articles Supplementary, the Series A Preferred Shares rank senior to the Company’s common shares and to any other of the Company’s future equity securities that it may later authorize or issue that by their terms rank junior to the Series A Preferred Shares with respect to the payment of distributions and the distribution of assets in the event of the Company’s liquidation, dissolution or winding up. The Series A Preferred Shares rank pari passu with any future equity securities that the Company may later authorize or issue that by their terms are on a parity with the Series A Preferred Shares, including any of the Company’s Series B cumulative redeemable preferred shares that may be issued by the Company pursuant to its previously disclosed Purchase Agreement with Wells Fargo Investment Holdings, LLC.  The Series A Preferred Shares rank junior to any equity securities that the Company may later authorize or issue that by their terms rank senior to the Series A Preferred Shares. Any such authorization or issuance would require the affirmative vote of the holders of at least two-thirds of the outstanding Series A Preferred Shares. Any convertible debt securities that the Company may issue are not considered to be equity securities for these purposes. The Series A Preferred Shares rank junior to all of the Company’s existing and future indebtedness.

Holders of Series A Preferred Shares, when and as authorized by the Board of Trustees of the Company, are entitled to cumulative cash distributions at the rate of 7.75% per annum of the $25.00 per share liquidation preference (equivalent to $1.9375 per annum per share).  Distributions are payable quarterly on January 15, April 15, July 15 and October 15, commencing January 15, 2012.  In addition to other preferential rights, the holders of Series A Preferred Shares are entitled to receive the liquidation preference, which is $25.00 per share, before the holders of common shares of the Company in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company’s affairs.

Generally, the Company may not redeem the Series A Preferred Shares until November 2, 2016. Upon the occurrence of a “Change of Control” (as defined below), each holder of Series A Preferred Shares will have the right (unless, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of its election to redeem the Series A Preferred Shares) to convert some or all of the Series A Preferred Shares held by such holder on the Change of Control Conversion Date (the “Change of Control Conversion Right”) into a number of the Company’s common shares per Series A Preferred Share to be converted equal to the lesser of:

•                            the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accumulated and unpaid distributions to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Share distribution payment and prior to the corresponding Series A Preferred Share distribution payment date, in which case no additional amount for such accumulated and unpaid distribution will be included in this sum) by (ii) the common share price; and

•                            5.1546, subject to certain adjustments;

subject, in each case, to an aggregate cap on the total number of common shares issuable upon exercise of the Change of Control Conversion Right and to provisions for the receipt of alternative consideration as described in the Articles Supplementary.

If the Company has provided or provides a redemption notice, whether pursuant to the Company’s special optional redemption right in connection with a Change of Control or the Company’s optional redemption right, holders of Series A Preferred Shares will not have any right to convert the Series A Preferred Shares in connection with the Change of Control Conversion Right and any Series A Preferred Shares subsequently selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series A Preferred Shares, the following have occurred and are continuing:

•                            the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of trustees (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the passage of time or occurrence of a subsequent condition); and

•                            following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts (“ADRs”) representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE Amex Equities or the NASDAQ Stock Market or listed or quoted on an exchange or quotation system that is a successor to the New York Stock Exchange, the NYSE Amex Equities or the NASDAQ Stock Market.

The “Change of Control Conversion Date” is the date the Series A Preferred Shares are to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of occurrence of a Change of Control to the holders of Series A Preferred Shares.

The “Common Share Price” will be: (i) the amount of cash consideration per common share, if the consideration to be received in the Change of Control by the holders of the Company’s common shares is solely cash; and (ii) the average of the closing prices for the Company’s common shares on the NYSE for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by the holders of the Company’s common shares is other than solely cash.

On and after November 2, 2016, the Company may, at its option, redeem the Series A Preferred Shares, in whole or in part, by paying $25.00 per share, plus any accumulated and unpaid distributions to, but not including, the date of redemption.

The entire terms, conditions and preferences of the Series A Preferred Shares are set forth in the Articles Supplementary incorporated by reference in this Current Report on Form 8-K.

On November 2, 2011, the Company, as general partner of CubeSmart, L.P. (the “Operating Partnership”), executed an amendment (the “Partnership Agreement Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership.  The Partnership Agreement Amendment establishes a series of preferred units (the “Series A Preferred Mirror Units”) of the Operating Partnership having designations, preferences and other rights such that the economic interests attributable to the Series A Preferred Mirror Units are substantially the same as the economic rights of the Series A Preferred Shares described above.  At the closing of the sale by the Company of 2,800,000 of its Series A Preferred Shares on November 2, 2011, the Company contributed the net proceeds from such sale to the Operating Partnership in exchange for 2,800,000 Series A Preferred Mirror Units.

The Company granted the underwriters a 30-day option to purchase up to an additional 420,000 Series A Preferred Shares pursuant to the Underwriting Agreement that was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on October 31, 2011.  If and to the extent that the Company issues additional Series A Preferred Shares upon exercise of the option granted to the underwriters then the Company will contribute the net proceeds from such issuances to the Operating Partnership in exchange for a number of Series A Preferred Mirror Units equal to the number of Series A Preferred Shares so issued.  The foregoing description of the Partnership Agreement Amendment is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

The information about the Partnership Agreement Amendment under Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01                                             Financial Statements and Exhibits

Exhibit Number	Description

3.1

Articles Supplementary to Declaration of Trust of CubeSmart classifying and designating CubeSmart’s 7.75% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, incorporated by reference to Exhibit 3.3 to CubeSmart’s Form 8-A, filed on October 31, 2011.

3.2	Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Cubesmart, L.P. dated as of November 2, 2011.*
4.1

Form of Certificate for CubeSmart’s 7.75% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, incorporated by reference to Exhibit 4.1 to CubeSmart’s Form 8-A, filed on October 31, 2011.

* Filed herewith.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: November 2, 2011	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

CUBESMART, L.P.

	By:	CubeSmart, general partner

Date: November 2, 2011		By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1

Articles Supplementary to Declaration of Trust of CubeSmart classifying and designating CubeSmart’s 7.75% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, incorporated by reference to Exhibit 3.3 to CubeSmart’s Form 8-A, filed on October 31, 2011.

3.2	Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Cubesmart, L.P. dated as of November 2, 2011.*
4.1

Form of Certificate for CubeSmart’s 7.75% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, incorporated by reference to Exhibit 4.1 to CubeSmart’s Form 8-A, filed on October 31, 2011.

* Filed herewith.